Exhibit 1.H


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

   NUMBER                                                                                                       SHARES

KR _______                                                                                                      _______

   COMMON                                                                                                       COMMON


THIS CERTIFICATE IS                                                                                             CUSIP 49446R 10 9
TRANSFERABLE IN                    INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
BOSTON, MA OR NEW YORK, NY                   KIMCO REALTY CORPORATION


This Certifies that                                                                                             SEE REVERSE FOR
                                                                                                                CERTAIN DEFINITIONS




is the owner of

                  FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF
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Kimco Realty Corporation, transferable on the books of the Corporation by the holder in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the
Certificate of Incorporation and Amendments thereto of the Corporation (copies of which are on file with the Transfer Agent), to which provisions the holder by acceptance hereof assents.  This certificates is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

             STATE OF INCORPORATION HAS BEEN CHANGED TO MARYLAND


KIMCO REALTY CORPORATION
      CORPORATE               Dated:
      SEAL 1973
      DELAWARE                       /s/ Robert Schulman     /s/ illegible
                                                 SECRETARY           PRESIDENT



(Copyright) SECURITY-COLUMBIAN  UNITED STATES BANKNOTE COMPANY
                AMERICAN BANK NOTE COMPANY


                           KIMCO REALTY CORPORATION


        The shares of Common Stock represented by this certificate are subject to restrictions on transfer for the purpose of the corporation's maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended. No person may Beneficially Own shares of Common Stock in excess of 2.0% (or such greater percentage as may be determined by the Board of Directors of the corporation) of the outstanding Common Equity Stock of the corporation (unless such Person is an Existing Holder) and no Person may Constructively Own shares of Common Stock in excess of 9.8% of the outstanding Common Equity Stock of the corporation. Any Person who attempts to Beneficially Own or Constructively Own shares of Common Stock in excess of the above limitations must immediately notify the corporation. All capitalized terms in this legend have the meanings defined in the corporation's certificate of incorporation, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the shares of Common Stock represented hereby may be automatically exchanged for shares of Excess Stock which will be held in trust by the corporation.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
  TEN COM       -as tenants in common                   UNIF GIFT MIN ACT-           .......Custodian.......
  TEN ENT       -as tenants by the entireties                                        (Cust)           (Minor)
  JT TEN        -as joint tenants with right of                                    under Uniform Gifts to Minors
                  survivorship and not as tenants
                  in common.
                                                                                   Act............................
                                                                                              (State)

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     Additional abbreviations may also be used though not in the above list.

        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
       AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                  ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



   For value received, ________________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

  / / / /-/ / /-/ / / / /



________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


______________________________________________________________________________

______________________________________________________________________________


______________________________________________________________Shares of the
capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint __________________________________

___________________________________________________________________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated, ______________________


                                             _____________________________